UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):  September 13, 2005

EDGETECH SERVICES INC.

(formerly Secure Enterprise Solutions Inc.)

(Exact name of registrant as specified in its charter)

Nevada

(State of Incorporation)

000-27397

(Commission File Number)

98-0204280

(I.R.S. Employer Identification Number)

501 Santa Monica Blvd, Suite 601

Santa Monica, CA 90401

(Address of principal executive offices, including zip code)

(310) 857-6666

(Registrant's telephone Number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1

Item 4.01 – Changes in registrant’s certifying accountant

On recommendation and approval of the Board of Directors, Edgetech changed its current principal accountant from the firm of Dohan and Company to the firm of George Brenner, CPA a Professional Corporation.

There were no material disagreements as to accounting issues and this change is for purposes of convenience only.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGETECH SERVICES INC.

By:

/s/ XAVIER ROY____________________

Date: September 12, 2005

Xavier Roy

Chairman and Chief Executive Officer